-----------------------------------------------------------------------
                               PSB BANCGROUP, INC.
     -----------------------------------------------------------------------






                                                  March 20, 2001


Dear Fellow Shareholders:

         It is our pleasure to invite you to attend PSB BancGroup, Inc.'s 2001 Annual Meeting of Shareholders. This year's Annual Meeting will be held at First Baptist Church, located at 206 East Orange Street, Lake City, Florida 32055, on Tuesday, April 17, 2001, at 2:00 p.m., Eastern Time.

         The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of PSB BancGroup, Inc., as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to respond to your questions.

         YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card and return it in the postage-paid envelope which has been provided. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

         On behalf of the Board of Directors and all the employees, we look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           /s/ Robert W. Woodard
                                           ------------------------------------
                                               Robert W. Woodard
                                           President and Chief Executive Officer

     -----------------------------------------------------------------------

                               PSB BANCGROUP, INC.
     -----------------------------------------------------------------------



                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2001
                               -------------------

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of PSB BancGroup, Inc. ("Annual Meeting"), will be held at First Baptist Church, located at 206 East Orange Street, Lake City, Florida 32055, on April 17, 2001, at 2:00 p.m., Eastern Time to consider the following proposals:

         Proposal I        The  election of two Class II members of the Board of
                           Directors, each for a three-year term;

         Proposal II       The  ratification  of  the  appointment  of   Hacker,
                           Johnson & Smith, P.A. as the independent auditors for PSB Bancgroup, Inc., and its wholly-owned subsidiary, for the fiscal year ending December 31, 2001; and

         Proposal III The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing Proposals.

         To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 19, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve Proposal I or Proposal II at the Annual Meeting, the Annual Meeting may be adjourned pursuant to Proposal III, to permit further solicitation of proxies by PSB Bangroup, Inc.


                                              By Order of the Board of Directors

                                              /s/ Thomas M. Riherd, II
                                              ----------------------------------
                                                  Thomas M. Riherd, II
                                              Corporate Secretary


Lake City, Florida
March 20, 2000

     -----------------------------------------------------------------------
                              PSB BANCGROUP, INC.
     -----------------------------------------------------------------------



                          500 South 1st Street, Suite 1
                            Lake City, Florida 32025

                               ------------------

                                 PROXY STATEMENT

                               ------------------


                                     GENERAL
Annual Meeting
--------------------------------------------------------------------------------
         DATE:      April 17, 2001
         TIME:      2:00 p.m. (Eastern Time)
         LOCATION:  First Baptist Church, 206 East Orange Street
                    Lake City, Florida 32025
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

         This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on February 19, 2001, in connection with the solicitation of proxies by the Board of Directors of PSB BancGroup, Inc. ("PSB"), the parent holding company of Peoples State Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at PSB's 2001 Annual Meeting of Shareholders ("Annual Meeting"). PSB's Annual Report, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 20, 2001.

         Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted "FOR" the election of the two Class II director nominees; "FOR" the ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent auditors for the fiscal year ending December 31, 2001; and "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the Proposals.

         The Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting. Unless you indicate otherwise, however, execution of the enclosed Proxy Card confers discretionary authority upon the designated proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

         It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke a proxy, however, at any time prior to its exercise by:

         * delivering a written notice of revocation to PSB;
         * delivering a duly executed  proxy  bearing a later date to PSB; or
         * attending the Annual Meeting and voting in person.

Voting Procedures

         Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

         Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

         If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customer's shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. There are no non-routine matters being voted upon at this Annual Meeting. Nevertheless, to ensure that your shares will be voted at the Annual Meeting, we encourage you to provide instructions to your brokerage firm as to how your proxy should be voted.

         The close of business on February 19, 2001, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 515,784 shares of PSB outstanding, which were held by approximately 199 shareholders.

Beneficial Ownership

         The following table contains information regarding the only people known to us to be the beneficial owners of 5% or more of the outstanding shares of PSB common stock as of the record date.

-----------------------------     ---------------     --------------------------
                                    Number of                 Percent of
Name/Address of                     Shares(1)                   Class
-----------------------------     ---------------     --------------------------
Beneficial Owner
ABC BancGroup                        49,000                     9.07%
310 First Street, SE
Moultrie, Georgia 31768

Samuel F. Brewer                     56,840                    10.44
512 West Montgomery Street
Lake City, Florida 32025-5118

Frank A. Broome, III                 43,000                     8.00
2902 224th Street
Lake City, Florida 32024

John W. Burns, III                   32,600                     6.13
RR 13 Box 319
Lake City, Florida 32055

Jasper and Marthalene Davis          31,200                     5.87
Family Partnership, LLP
936 Gordon Avenue
Thomasville, Georgia 32792

Renny B. Eadie, III                  39,000                     7.29
Rt. 22, Box 2913
Lake City, Florida 32024

Robert M. Eadie                      39,000                     7.29
Rt. 13, Box 559
Lake City, Florida 32055

George or James Fletcher             36,000                     6.74
P.O. Box 578
Branford, Florida 32008

Lois and Laurie Kirby(2)             43,468                     8.09
P.O. Box 567
Lake City, Florida 32056

Shilpa U. Mhatre                     39,068                     7.29
Rt. 18, Box 600
Lake City, Florida 32025

Alton C. Milton, Sr.                 27,800                     5.25
2732 S. First Street
Lake City, Florida 32025

Alton C. Milton, Jr.                 27,800                     5.25
2732 S. First Street
Lake City, Florida 32025

Andrew T. Moore                      33,512                     6.29
104 Fairway Drive
Lake City, Florida 32055

Roger W. Ratliff                     50,000                     9.25
14860 S.E. CR 137
Jasper, Florida 32052

Robert W. Woodard                    32,200                     6.00
500 South 1st Street, Suite 1
Lake City, FL 32025


                  (Footnotes to follow this page)

---------------------------------

(1) Includes warrants and options to purchase common stock. Also includes shares for which the named person:
               *  has sole voting and investment power;
               *  has shared voting and investment power;
               *  holds in an IRA or other retirement plan program.
(2) 21,734 shares owned by the Laurie G. Kirby Revocable Trust and 21,734 shares owned by the Lois F. Kirby Revocable Trust.


                           BOARD OF DIRECTORS MEETINGS

         At this time PSB does not compensate its directors for their service on the Board or for their attendance at Board meetings. During the fiscal year ended December 31, 2000, the Board of Directors met two times. None of PSB's directors attended fewer than 75% of the Board meetings. The Board has no standing committees.


                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Board of Directors is presently comprised of seven members. PSB's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class II directors are being elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

         The two nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

         The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

         Information relating to the business experience, age and beneficial ownership of PSB capital stock of each director nominee, continuing director and non-director officer is set forth below.

DIRECTOR NOMINEES
CLASS II DIRECTORS
TERMS TO EXPIRE IN 2004


Shilpa U. Mhatre, age 47, received a BS in Microbiology from the University of Bombay in 1974. For the past 21 years, Ms. Mhatre has operated the business office for Psychiatric Associ- ates of Lake City, P.A., a successful medical practice owned by her husband. In addition, she has owned and managed several residential and commercial properties in Lake City for the past 15 years.

39,068 shares of common stock*
7.30% of common stock outstanding

Alton C. Milton, Jr., age 31, is a 1988 graduate of Columbia High School, Lake City. Upon graduation, he and his father became joint partners in M & M Farms, a venture that includes tree and cattle farming. In 1991, Mr. Milton joined his father at the Sunshine True Value Hardware Store, in Lake City, and now serves as its Vice President. He also serves as Vice President of Sunshine Electrical & Plumbing Supply, Inc., a wholesaler and distributor of plumbing and electrical supplies. Mr. Milton's father is Alton C. Milton, Sr., who is also a director of PSB.

27,800 shares of common stock*
5.25% of common stock outstanding

CONTINUING DIRECTORS
CLASS I DIRECTORS
TERMS TO EXPIRE IN 2003

John W. Burns, III, age 40, is a State Farm Insurance Agent in Lake City. Mr. Burns was born and raised in Lake City. He graduated from Stetson University in DeLand in 1981 with a BA. degree. He has been a State Farm Insurance Agent since 1989 and was named one of the top 50 agents in the country in 1990. He has served as President, Treasurer and Campaign Chairman of the United Way of Suwannee Valley. Mr. Burns is currently a member of the Lake City Elks Lodge and the Lake City Rotary Club.

32,600 shares of common stock*
6.13% of common stock outstanding


Robert M. Eadie, age 49, a native of Lake City. Mr. Eadie graduated from Columbia High School and received an AA degree from Lake City Community College. After serving in the U.S. Army, Mr. Eadie joined his father in the family business in 1975. Since then, he has managed Lake City Industries, Inc., a lumber and building supply business. He presently serves as the company's President and as Vice President of Columbia Ready Mix, Inc. Mr. Eadie is a member of First Baptist Church, the Masonic Lodge, the Shrine Club and the Lake City York Rite.

39,000 shares of common stock*
7.29% of common stock outstanding

CLASS III DIRECTORS
TERMS TO EXPIRE IN 2002



Alton C. Milton, Sr., age 66, is a native of Columbia County. Mr. Milton received his GED from Columbia High School in 1957. In 1975, he opened Sunshine True Value Hardware, which is now wholly owned by him and his son. He served as a director of Lake City Federal Savings & Loan, which later became Sun Federal, which was merged with Anchor Savings & Loan in 1986. He is a member of the Lake City Chamber of Commerce and a member of the Deep Creek Advent Christian Church. Mr. Milton also serves as a director of the Bank.

27,800 shares of common stock*
5.25% of common stock outstanding

Andrew T. Moore, age 49, attended The Bolles School in Jacksonville, from 1966 to 1970 and graduated from Jacksonville University in 1974 with a BS degree in Business. Mr. Moore joined the family business, Rountree-Moore Ford/ Toyota, in May of 1974 and is presently its Vice President and General Manager. He has served as President and Treasurer of the Lake City Kiwanis Club, five years as a Board Member of the Lake City/Columbia County Chamber of Commerce and three years as a Columbia County Boys Club Board Member.

33,512 shares of common stock*
6.29% of common stock outstanding

Robert W. Woodard, age 51, is the President and Chief Exec- utive Officer of PSB, and the Executive Vice President of the Bank. Mr. Woodard began his banking career in 1969. He moved to Lake City, Florida, in 1987 where he joined Barnett Bank of North Central Florida as Vice President, Commercial Loans. In August, 1992, he joined CNB National Bank (Lake City) as Vice President, Commercial Loans. Mr. Woodard left CNB in 1997 to organize PSB and the Bank. He serves as Chairman of the City of Lake City Planning and Zoning Board; a member of the Columbia County Industrial Development Authority; a member of Shands at Lakeshore Hospital Authority Board; and a member of Lake City Rotary Club. Mr. Woodard also serves as a director of the Bank.

32,200 shares of common stock*
6.00% of common stock outstanding

NON-DIRECTOR OFFICER

Thomas M. Riherd, II, age 41, is the Chief Financial Officer of PSB and the Bank. Before joining PSB in July 2000, Mr. Riherd was Vice President and Senior Operations Officer for Columbia County Bank, Lake City. From September to December 1996, he served as Chief Financial Officer of CNB National Bank (Lake
City). Prior to that, he served as President (1993 to 1996) and Vice President/Chief Financial Officer (1984 to 1993) of Farmers & Dealers Bank in Lake Butler until its merger with CNB National Bank. Mr. Riherd earned an MBA from Jackson- ville University in 1987 and a BSBA in Finance from Auburn University in 1980.

1,000 shares of common stock
0.19% of common stock outstanding

All PSB Directors and Officers as a Group (8 persons)

232,980 shares of common stock*
36.56% of common stock outstanding

(Footnotes to follow this page)
---------------

* Includes warrants and options to purchase common stock. Includes shares for which the named person:
                * has sole voting and investment power,
                * has shared voting and investment power,
                * holds in an IRA or other retirement plan program.


--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                      the Two Class II Director Nominees.
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth, for the fiscal years ended December 31, 2000, 1999 and 1998, the total compensation paid to or accrued by the Chief Executive Officer and President of PSB.


                                                                          LONG-TERM
                                                                         COMPENSATION
                                           ANNUAL COMPENSATION               AWARDS
-------------------------------------------------------------------------------------------
                                                        Other
          Name and                                      Annual        Securities Underlying
     Principal Position      Year      Salary (1)    Compensation(2)          Options (3)
     ------------------      ----      --------      ------------             -------
Robert W. Woodard            2000      $71,000            $4,279               10,000
President/CEO of             1999       67,500             4,279                None
PSB and Executive Vice       1998       67,500             4,279                None
President of the Bank
-------------------------------------------------------------------------------------------

                  (1)      Total base salary paid during the calendar year.
                  (2)      Family health insurance coverage.
                  (3)      Number of stock options granted.

Executive Compensation Policies and Program

         The compensation of PSB's and the Bank's executive officers are determined by the respective Boards of Directors, excluding any director who is also an executive officer. Only Mr. Woodard, President and Chief Executive Officer of PSB and Mr. Small, Chief Executive Officer and President of the Bank, serve as both directors and as executive officers. Initially, the respective Chief Executive Officers determine the salary range recommendations for all employees, including executives other than themselves. The Chief Executive Officers then present their recommendations to the Boards which review and analyze all information that has been submitted. Thereafter, the respective Boards determine the compensation of all executive officers, including the compensation of the Chief Executive Officers. PSB's and the Bank's executive compensation program is designed to:

         *  Attract  and  retain  qualified  management;
         *  Enhance  short-term financial goals; and
         * Enhance long-term shareholder value.

         PSB and the Bank strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer in that position. The level of base salaries for the Chief Executive Officers for PSB and the Bank and other executive officers are determined by the respective Board of Directors are based upon competitive norms, derived from annual surveys published by several independent banking institutes or private companies specializing in financial analysis of financial institutions. Such surveys provide information regarding compensation of financial institution officers and employees based on size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. PSB and the Bank set their compensation ranges at or near the median for executives at similar financial institutions. Actual salary changes are based upon an evaluation of each individual's performance based upon established objectives and specific job description objectives, as well as the overall performance of PSB and the Bank. Through and including 2000, there were no bonuses paid to any of PSB's or the Bank's employees.

Board Interlocks and Insider Participation in Compensation Decisions

         Robert W. Woodard, President and Chief Executive Officer of PSB and Executive Vice President of the Bank, is a member of PSB's and the Bank's Board of Directors. Mr. Woodard participated in the Boards' deliberations regarding executive compensation, but did not participate in any deliberations regarding his own compensation or transactions. Wesley T. Small is the President and Chief Executive Officer of the Bank and a member of the Bank's Board. Mr. Small participated in deliberations of the Bank's Board regarding executive compensation, but did not participate in any deliberations regarding his own compensation or transactions.

Benefits

         Officers of PSB and the Bank are provided hospitalization, major medical, long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

Employment Contracts

         PSB and the Bank have jointly entered into an employment agreement with Robert W. Woodard, President and Chief Executive Officer of PSB and Executive
Vice President of the Bank, and the Bank has entered into an employment agreement with Wesley T. Small, its President and Chief Executive Officer. The following is a summary of their employment agreements:

         Robert W. Woodard's employment agreement was significantly amended and re-executed on July 28, 1997. Pursuant to its terms, Mr. Woodard is to receive a base salary, plus reimbursement of reasonable business expenses.

         The original term of Mr. Woodard's employment agreement was two years, with PSB and the Bank having the annual right to renew the agreement for successive one year terms, so the agreement may always have a two-year term. On

July 20, 1999 and May 16, 2000, the Board again decided to extend Mr. Woodard's agreement for one additional year, so that it now expires on June 16, 2002. Any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination may be no less than 30 days after delivery of the notice.

         Mr. Woodard's employment agreement provides for termination by PSB or the Bank for reasons other than for "just cause," and by Mr. Woodard for "good reason," as those terms are defined in the employment agreement. In the event the employment agreement is terminated by PSB or the Bank for reasons other than for "just cause" or by Mr. Woodard for "good reason," he shall be entitled to severance payments. The severance payments will be equal to Mr. Woodard's total compensation for the remainder of the term of the employment agreement, payable in semi-monthly sums, plus any accrued incentive compensation.

         If Mr. Woodard becomes disabled, he will be entitled to receive his monthly base salary until the earlier of three months, the date he returns to work, the date he begins work at another financial institution, or his death. In the event of Mr. Woodard's death, his estate shall be entitled to that portion of his compensation that would have been payable up to the first working day of the first month after his death.

         The employment agreement also permits Mr. Woodard to terminate his employment voluntarily. In the event of a voluntary termination, or a termination for just cause, all rights and benefits under the contract shall immediately terminate.

         Wesley T. Small's employment agreement became effective on September 21, 2000, and has an initial term of three years. Each day during the term of the agreement, an additional day is added on to the end of its term. Either party, however, can terminate these automatic renewals by giving notice to the other. Under the employment agreement, Mr. Small is entitled to receive a base salary, plus reimbursement of reasonable business expenses. Upon the Bank realizing a net profit for three consecutive months, Mr. Small is also to begin receiving an automobile allowance.

         In the event Mr. Small's employment is terminated for reasons other than for "just cause," or if he terminates his employment for "good reason," as those terms are defined in his employment agreement, he shall receive as a severance payment, three years of his base salary, payable in semi- monthly installments. Should Mr. Small become disabled during the term of his employment agreement, he would be entitled to receive his monthly base salary until the earlier of three months, the date he returns to work, the date he begins work at another financial institutions or his death. In the event of Mr. Small's death, his estate shall be entitled to that portion of Mr. Small's compensation that would have been payable up to the first working day of the first month after his death.

         The employment agreement permits Mr. Small to terminate his employment voluntarily. In the event of a voluntary termination, or a termination for just cause, all rights and benefits under the contract shall immediately terminate.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 2000, six members of either PSB's or the Bank's Board, or their related business interests, had loans or lines of credit from the Bank that totaled more than $60,000. These loans and lines of credit were made on the same terms as extensions of credit are made to the Bank's unaffiliated customers. Their terms are summarized in the following table.


                                                                  Highest        Principal
                                                  Maturity        Balance        Balance at        Interest       Type of
                                   Date of        Date of          During         12/31/00        Rate as of      Loan(1)
Name                                Loan            Loan            2000                           12/31/00
--------------------------------------------------------------------------------------------------------------------------
Frank A. Broome, III              10/15/99       11/05/09     $   125,000     $   113,492           7.875%          RM

Robert M. Eadie                   08/12/99       08/12/04           4,950               0       Prime + .25%        LOC
                                  05/03/99(2)    05/02/04          17,452          13,884           7.00%           IL
                                  08/12/99(2)    08/12/01          97,925               0       Prime + .25%        LOC

Renny B. Eadie, III               05/03/99(2)    05/02/04          17,452          13,884           7.00%           IL
                                  08/12/99(2)    08/12/01          97,925               0       Prime + .25%        LOC

Garland Kirby                     07/25/00       06/27/02         100,400         100,400           8.67%           IL
                                  11/14/00       11/14/01          30,105          29,993       Prime + .25%        IL
                                  05/23/00(3)    05/22/03          50,000          42,663       Prime + .25%        IL

Alton C. Milton, Sr.              08/31/99       08/31/04          44,728          43,760       Prime + .25%        LOC
                                  11/03/99(4)    11/15/04          34,364          28,342           7.20%           IL

Alton C. Milton, Jr.              11/03/99(4)    11/15/04          34,364          28,342           7.20%           IL

Roger W. Ratliff                  12/22/00       01/01/31         180,000         180,000           7.00            RM
                                  06/08/00       06/08/05          28,675          28,056       Prime + .25%        LOC
                                  06/21/00(5)    06/21/01          25,000          25,000       Prime + .25%        IL
                                  08/22/99(6)    08/15/04          28,724          23,334           7.10%           IL
                                  10/02/00(6)    10/02/20         202,500         201,941           9.00%           CM
                                  10/02/00(6)    10/02/10         147,473         146,046       Prime + .25%        CL
                                  12/27/00(6)    12/26/05          41,705          41,705           8.25%           IL
--------------------------------------------------------------------------------------------------------------------------

(1)      "CM" means commercial  mortgage loan; "IL" means installment fixed rate consumer  loan;  "LOC"  means  line of credit;  "RM" means  residential mortgage loan; "CL" means commercial loan.
(2)      Extensions of credit to Lake City Industries, Inc. The two installment loan items represent the same loan and the two line of credit items represent the same line. Robert M. Eadie and Renny B. Eadie, III are shareholders, directors and officers of Lake City Industries, Inc.
(3)      Extension of credit to Kirby Brothers Enterprises, Inc. Garland Kirby is a shareholder, director and officer of Kirby
         Brothers Enterprises, Inc.
(4)      Extension of credit to Sunshine Electrical Plumbing Supply, Inc. The two installment loan items represent the same loan. Alton C. Milton, Sr. and Alton C. Milton Jr. are shareholders, directors and officers of Sunshine Electrical
         Plumbing Supply, Inc.
(5)      Extension of credit to Roger W. Ratliff and Ronald H. Ratliff.
(6)      Extensions of credit to Horizon Industrial Supplies, Inc. Roger W. Ratliff is a shareholder, director and officer of
         Horizon Industrial Supplies, Inc.

         In addition, the Bank has purchased an insurance policy covering its main office building from the John W. Burns, III, State Farm Insurance Agency. The total annual cost of the premium for the policy is $4,000. Prior to purchasing this policy, the Bank solicited bids from two other insurance companies, but neither of those bids were lower than the bid submitted by the John W. Burns, III, State Farm Insurance Agency.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the best of PSB's knowledge, during 2000, each of its directors, officers and beneficial owners of 10% of its common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.


              PROPOSAL II-- RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2001

         Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as the independent auditor for PSB and the Bank for the fiscal year ending December 31, 2001. A representative from the firm of Hacker, Johnson & Smith, P.A. is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
             the Appointment of Hacker, Johnson & Smith, P.A. as the
        Independent Auditor for the Fiscal Year Ending December 31, 2001.
--------------------------------------------------------------------------------

                  PROPOSAL III -- ADJOURNMENT OF ANNUAL MEETING

         The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting. In order to permit proxies that have been timely received by PSB to be voted for an adjournment, we are submitting this Proposal as a separate matter for consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened Meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                     the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------




                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in PSB's proxy materials for next year's Annual Meeting of Shareholders, any shareholder's proposal to take action at such meeting must be received at the Company's corporate office at 500 South 1st Street, Suite 1, Lake City, Florida 32025, no later than November 20, 2001. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934.


                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

         Our Bylaws provide an advance notice procedure for certain business, including nominations for directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, the shareholder must give written notice to the Corporate Secretary of PSB not less than ten days before the time originally fixed for such meeting.


                                  SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by PSB. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.


                        AVAILABILITY OF OTHER INFORMATION

         Accompanying this Proxy Statement is PSB's 2000 Form 10-KSB, which includes PSB's and the Bank's audited financial statements. Form 10-KSB also serves as the Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of PSB's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Robert W. Woodard, President and Chief Executive Officer, PSB BancGroup, Inc., 500 South 1st Street, Suite 1, Lake City, Florida 32025, telephone number
(904) 754-0002.

         PSB currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by PSB and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by PSB is available for review on this website. The address of the website is www.sec.gov.





PSB BancGroup, Inc.
Dated March 20, 2001

                                 REVOCABLE PROXY
                               PSB BANCGROUP, INC.
                       2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Robert W. Woodard and Alton C. Milton, Sr., and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of PSB BancGroup, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the First Baptist Church, 206 East Orange Street, Lake City, Florida 32055, on April 17, 2001, at 2:00 P.M., Eastern Time and at any adjournment thereof.

The undersigned shareholder of PSB BancGroup, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.



1. The election of the following Class II director nominees each for three year terms:

                                        WITHHOLD
                        FOR             AUTHORITY
                        ---             ---------
                        [ ]                [ ]

      INSTRUCTION.  To  withhold  your vote for any individual nominee, strike a line in the nominee's name listed below.

           SHILPA U. MHATRE                                 ALTON C. MILTON, JR.


2. Ratification of the selection of Hacker, Johnson & Smith, P.A., as the independent auditors of PSB BancGroup, Inc. for the fiscal year ending December 31, 2001.

                        FOR               AGAINST           ABSTAIN
                        ---               -------           -------
                        [ ]                 [ ]               [ ]

3. A proposal that would allow the adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the Proposals.

                        FOR               AGAINST           ABSTAIN
                        ---               -------           -------
                        [ ]                 [ ]               [ ]

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof, unless indicated otherwise by marking this box [ ].

--------------------------------------------------------------------------------
NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The signor acknowledges receipt from PSB BancGroup, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated March 20, 2001 and an Annual Report.
--------------------------------------------------------------------------------

--------------------------------

           STICKER

--------------------------------


 X
   ---------------------------------------
   Signature



  X
    --------------------------------------
    Signature if held jointly

 No. of Common Shares Voting:                   Date:
                              ----------------        -----------------